Schedule of Investments - September 30, 2023
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

		Shares
COMMON STOCKS - 95.41%		Held		Value
COMMUNICATION SERVICES - 7.98%
Entertainment - 0.81%
Warner Bros. Discovery, Inc. (a)		411,180		$4,465,415

Interactive Media & Services - 1.98%
Alphabet, Inc. (a)		83,100		10,874,466

Media - 5.19%
Comcast Corp.		302,800		13,426,152
News Corp.		132,700		2,661,962
Stagwell, Inc. (a)		2,079,110		9,751,026
WPP PLC - ADR (l)		60,800		2,710,464
				28,549,604
TOTAL COMMUNICATION SERVICES				43,889,485

CONSUMER DISCRETIONARY - 2.90%
Automobiles - 2.11%
General Motors Company		351,500		11,588,955

Broadline Retail - 0.26%
Redbubble Ltd. (a) (v)		4,782,949		1,418,294

Hotels, Restaurants & Leisure - 0.53%
Carnival Corp. (a)		213,000		2,922,360
TOTAL CONSUMER DISCRETIONARY				15,929,609

CONSUMER STAPLES - 2.55%
Tobacco - 2.55%
Philip Morris International, Inc.		151,400		14,016,612
TOTAL CONSUMER STAPLES				14,016,612

ENERGY - 17.27%
Energy Equipment & Services - 3.11%
McDermott International Ltd. (a) (f)		832,402		208,101
NOV, Inc.		807,800		16,883,020
				17,091,121
Oil, Gas & Consumable Fuels - 14.16%
APA Corp.		365,300		15,013,830
Berry Corp.		1,030,600		8,450,920
Equitrans Midstream Corp.		500,400		4,688,748
Kosmos Energy Ltd. (a)		1,534,400		12,551,392
Murphy Oil Corp.		69,300		3,142,755
Range Resources Corp.		104,200		3,377,122
Shell PLC - ADR		427,800		27,541,764
Suncor Energy, Inc.		92,600		3,183,588
				77,950,119
TOTAL ENERGY				95,041,240

FINANCIALS - 17.27%
Banks - 6.66%
Citigroup, Inc.		96,300		3,960,819
Citizens Financial Group, Inc.		140,400		3,762,720
Popular, Inc.		244,600		15,412,246
Wells Fargo & Company		330,760		13,514,854
				36,650,639
Capital Markets - 2.64%
The Bank of New York Mellon Corp.		103,200		4,401,480
Evercore, Inc.		30,000		4,136,400
The Goldman Sachs Group, Inc.		11,600		3,753,412
State Street Corp.		33,100		2,216,376
				14,507,668
Consumer Finance - 2.72%
Capital One Financial Corp.		28,600		2,775,630
Discover Financial Services		30,900		2,676,867
SLM Corp.		700,500		9,540,810
				14,993,307
Financial Services - 1.92%
Fidelity National Information Services, Inc.		191,100		10,562,097

Insurance - 3.33%
American International Group, Inc.		189,100		11,459,460
Enstar Group Ltd. (a)		13,700		3,315,400
Global Indemnity Group LLC		102,500		3,520,875
				18,295,735
TOTAL FINANCIALS				95,009,446

HEALTH CARE - 7.60%
Health Care Equipment & Supplies - 3.07%
GE HealthCare Technologies, Inc.		79,700		5,422,788
Medtronic PLC		146,500		11,479,740
				16,902,528
Health Care Providers & Services - 4.53%
CVS Health Corp.		40,400		2,820,728
Elevance Health, Inc.		50,800		22,119,336
				24,940,064
TOTAL HEALTH CARE				41,842,592

INDUSTRIALS - 14.81%
Aerospace & Defense - 1.38%
Babcock International Group PLC (a) (v)		1,510,600		7,592,263

Air Freight & Logistics - 1.61%
International Distributions Services PLC (a) (v)		2,794,700		8,876,613

Construction & Engineering - 0.96%
Fluor Corp. (a)		144,500		5,303,150

Ground Transportation - 3.01%
U-Haul Holding Company		316,200		16,565,718

Industrial Conglomerates - 5.50%
General Electric Company		130,700		14,448,885
Siemens AG (v)		110,600		15,805,709
				30,254,594
Professional Services - 2.35%
Korn Ferry		160,900		7,633,096
Randstad NV (v)		95,800		5,292,575
				12,925,671
TOTAL INDUSTRIALS				81,518,009

INFORMATION TECHNOLOGY - 20.80%
Communications Equipment - 12.76%
F5, Inc. (a)		175,400		28,263,956
Telefonaktiebolaget LM Ericsson - ADR (l)		8,634,100		41,961,726
				70,225,682
Electronic Equipment, Instruments & Components - 1.91%
Arrow Electronics, Inc. (a)		83,900		10,507,636

Semiconductors & Semiconductor Equipment - 0.52%
Micron Technology, Inc.		42,000		2,857,260

Software - 5.61%
Microsoft Corp.		88,810		28,041,757
Workday, Inc. (a)		13,200		2,836,020
				30,877,777
TOTAL INFORMATION TECHNOLOGY				114,468,355

MATERIALS - 4.23%
Chemicals - 4.16%
Ecovyst, Inc. (a)		280,500		2,760,120
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)		32,422		10,178,239
Olin Corp.		168,500		8,421,630
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)		24,058		1,551,741
				22,911,730
Metals & Mining - 0.07%
Metals Recovery Holdings LLC (Acquired 07/24/2014 - 12/10/2019, Cost $7,036,459) (a) (f) (i) (m) (u)		7,042		374,051
TOTAL MATERIALS				23,285,781

Total common stocks (Cost $504,631,297)				525,001,129

PREFERRED STOCKS - 0.46%
FINANCIALS - 0.46%
Financial Services - 0.46%
Federal Home Loan Mortgage Corp. - Series K (a)		33,300		112,055
Federal Home Loan Mortgage Corp. - Series N (a) (i)		116,400		370,152
Federal Home Loan Mortgage Corp. - Series S (a)		18,400		61,916
Federal Home Loan Mortgage Corp. - Series Z (a)		935,200		1,982,624
TOTAL FINANCIALS				2,526,747

Total preferred stocks (Cost $2,464,586)				2,526,747

TERM LOANS - 0.68%
ENERGY - 0.20%		Principal
Energy Equipment & Services - 0.20%		Amount
Lealand Finance Company BV
8.446% (1 Month SOFR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)		$442,883		321,090
6.446% Cash and 3.000% PIK (1 Month SOFR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 - 09/29/2023, Cost $1,486,346) (b) (m) (p)		1,426,395		794,501
TOTAL ENERGY				1,115,591

MATERIALS - 0.48%
Chemicals - 0.48%
Iracore International Holdings, Inc.
14.392% (1 Month SOFR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)		2,649,013		2,649,013
TOTAL MATERIALS				2,649,013

Total term loans (Cost $4,578,242)				3,764,604
		Contracts
		(100 shares	Notional
PURCHASED PUT OPTIONS - 1.14%		per contract)	Amount
CONSUMER DISCRETIONARY - 0.24%
Automobiles - 0.24%
Tesla, Inc. (a)
Expiration: June 2024, Exercise Price: $333.33		140	$3,503,080	1,305,150
TOTAL CONSUMER DISCRETIONARY				1,305,150

FINANCIALS - 0.53%
Investment Companies - 0.53%
Invesco QQQ Trust Series 1 (a)
Expiration: December 2023, Exercise Price: $370.00		1,200	42,992,400	2,102,400
iShares China Large-Cap ETF (a)
Expiration: January 2025, Exercise Price: $29.85		1,780	4,722,340	841,050
TOTAL FINANCIALS				2,943,450

INFORMATION TECHNOLOGY - 0.37%
Software - 0.37%
Alteryx, Inc. (a)
Expiration: January 2025, Exercise Price: $40.00		1,600	6,030,400	1,168,000
Asana, Inc. (a)
Expiration: January 2025, Exercise Price: $30.00		700	1,281,700	885,500
TOTAL INFORMATION TECHNOLOGY				2,053,500

Total purchased put options (Cost $6,621,120)				6,302,100

Total long-term investments (Cost $518,295,245)				537,594,580
		Shares
COLLATERAL FOR SECURITIES ON LOAN - 6.36%		Held
Money Market Funds - 6.36%
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 5.26%^		34,980,590		34,980,590
Total collateral for securities on loan (Cost $34,980,590)				34,980,590

		Principal
SHORT-TERM INVESTMENTS - 2.60%		Amount
Time Deposits - 2.60%
Citigroup, Inc., 4.68%, 10/02/2023*		$14,309,747		14,309,747
Skandinaviska Enskilda Banken, 2.81%, 10/02/2023*	EUR	37		39
Skandinaviska Enskilda Banken, 4.17%, 10/02/2023*	GBP	1		1
Total short-term investments (Cost $14,309,788)				14,309,787

Total investments - 106.65% (Cost $567,585,623)				586,884,957

Liabilities in excess of other assets - (6.65)%				(36,614,056)

Net assets - 100.00%				$550,270,901

(a)	- Non-income producing security.
(b)	- The coupon rate shown on variable rate securities represents the rate at September 30, 2023.
(f)
- Security was fair valued by the Advisor pursuant to the Board’s designation of the Advisor as valuation designee with respect to the Fund’s portfolio investments. The total market value of these securities was $13,409,404, which represented 2.44% of net assets. See Security Valuation below.

(i)	- Illiquid security. The total market value of these securities was $15,123,196, which represented 2.75% of net assets.
(l)
- All or a portion of this security is on loan.  The total market value of securities on loan was $33,570,640.  The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m)
- Restricted security.  Purchased in a private placement transaction; resale to the public may require registration.  The total market value of these securities was $15,868,635, which represented 2.88% of net assets.

(o)
- Affiliated issuer.  An issuer in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of the Fund’s investments in securities of affiliated issuers held during the three months ended September 30, 2023, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2023	Purchases	Sales	Gains (Losses)	Depreciation	September 30, 2023	Dividends	September 30, 2023
Iracore Investments Holdings, Inc.	$10,178,239	$-	$-	$-	$-	$10,178,239	$-	32,422
	$10,178,239	$-	$-	$-	$-	$10,178,239	$-

(p)	- Payment in-kind (PIK) security.
(u)	- Value determined using significant unobservable inputs. See Security Valuation below.
(v)
- Security was fair valued as a result of market movements following the close of local trading using a third-party vendor’s proprietary fair value pricing model.  The total market value of these securities was $38,985,454, which represented 7.08% of net assets.  See Security Valuation below.

ADR	- American Depositary Receipt
EUR	- Euro
GBP	- British Pound
SOFR	- Secured Overnight Financing Rate
USD	- United States Dollar
^	- Rate shown is the 7-day yield as of September 30, 2023.
*	- Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.  The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries.  Each stock that is classified will have a coding at all four of these levels.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”) are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee (“Pricing Service”).

The Trust’s Board of Trustees (the “Board”) has designated Hotchkis & Wiley Capital Management, LLC (the “Advisor”) as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Advisor, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA’s Trade Reporting and Compliance Engine (“TRACE”) (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Fund generally utilizes a Pricing Service’s fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of September 30, 2023:

Level 1 --- Quoted prices in an active market:
Common Stocks	$473,703,543
Preferred Stocks	1,982,624
Purchased Put Options	2,102,400
Money Market Funds	34,980,590
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	1,418,294
Energy	208,101
Industrials	37,567,160
Materials	1,551,741
Preferred Stocks:
Financials	544,123
Term Loans	1,115,591
Purchased Put Options	4,199,700
Time Deposits	14,309,787
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	10,552,290
Term Loans	2,649,013

Total Investments	$586,884,957

The following table provides information about the Level 3 values, as well as their inputs, as of September 30, 2023:

	Fair Value at September 30, 2023	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$10,178,239	Market comparable companies	EBIT multiple	11.6x	Increase
	374,051	Market comparable companies	EBITDA multiple	8.0x	Increase
Total Common Stocks	10,552,290

Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$13,201,303

* Unobservable inputs were weighted by the fair value of the investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2023	$10,640,354	$2,649,013	$13,289,367
Purchases	-	-	-
Sales	-	-	-
Accrued discounts (premiums)	-	-	-
Realized gains (losses)	-	-	-
Change in unrealized appreciation/depreciation	(88,064)	-	(88,064)
Transfers into Level 3	-	-	-
Balance at September 30, 2023	$10,552,290	$2,649,013	$13,201,303

Change in unrealized appreciation/depreciation for Level 3 assets held at September 30, 2023	$(88,064)	$-	$(88,064)

Commitments. Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2023, the Fund did not have any outstanding bridge loan commitments. Unfunded loan commitments are contractual obligations for funding to a borrower. At September 30, 2023, the Fund did not have any outstanding unfunded loan commitments.